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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2006
                                                        -----------------

                          Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)

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         New Jersey                     1-8681                 22-1815337
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)
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                   111 Bauer Drive, Oakland, New Jersey 07436
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (201) 337-9000
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) Mr. Charles Klatskin has indicated his intention to retire from the Company's Board of Directors, effective as of the date of the Company's 2006 Annual Meeting of Shareholders, and in connection therewith, has declined to stand for re-election to the Company's Board of Directors at such meeting, currently scheduled for May 3, 2006. Mr. Klatskin intends to serve the remainder of his term as a director through the date of the 2006 Annual Meeting of Shareholders.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006                              RUSS BERRIE AND COMPANY, INC.


                                                 By: /s/ John D. Wille
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                                                     John D. Wille
                                                     Vice President and
                                                     Chief Financial Officer